Share Transfer Contract of [COMPANY]

Transferer: [_________] (Party A)

Address: Room 310 Tower 1, No. 1 Guta North Road, Zhaoqing, Guangdong Province

Transferee: Guangzhou Kelida Intelligence Control System Co., Ltd (Party B)

Legal representative: Wan Hongbing

Address: Room 301, No. 6, Lianhuayan Road, Science City, Guangzhou Hi-Tech Development Zone

The contract is signed by Party A and Party B on Nov. 16, 2009 in Zhaoqing regarding in the share transfer matter of [COMPANY].

Based on the equity and mutual benefits principles and upon friendly negotiation, Party A and Party B reach the following agreement:

Article 1 Price and payment method of share transfer

1	Party A agrees to transfer its [__]% share of [COMPANY], a total of contribution amount RMB [_______] to Party B and Party B agrees to purchase the above share with this price and amount.

2	Party B agrees to pay to Party A for the transferred share in cash fully for one time within 15 days since the signing of this contract.

Article 2 Warranty

1
Party A guarantees that the share transferred to Party B is Party A’s authentic contribution in [COMPANY], which is legally owned by Party A and Party A has its full disposal rights. Party A guarantees not to have set any mortgage, pledge or warranty for the transferred share and be free from claim of any third party; otherwise, Party A shall assume all the responsibilities resulting from this.

2	After Party A transfer its share, his enjoyed rights and assumed duty in [COMPANY], shall be transferred to Party B with the transfer of share.

3	Party B admits the Article of Association of [COMPANY] and ensures to perform the duty and responsibility according to the regulations of the Article of Association.

Article 3 Benefit and loss sharing

After the company is approved and handled the shareholder transfer registration in administration authority for industry and commerce, Party B shall be the shareholder of [COMPANY] to share the benefits and loss of the company according to the contribution proportion and regulation of Article of Association.

Article 4 Afford the expenses

The share transfer expenses will be afforded by (both parties).

Article 5 Change and cancellation of contract

It could change or cancel the contract under one of the following situations. However, both parties must sign the written change or cancellation contract for it.

1	The contract could not be performed due to force majeure or the unavoidable external causes not attributed to the concerned person of one party.

2	The concern person of one party losses the performance capability.

3	Due to the breach of one party or two, which seriously affects the economic benefits of the observing party, it makes the performance of the contract unnecessary.

4	Due to the change of situation, both parties agree to change or cancel the contract through negotiation.

Article 6 Dispute resolution

1	Both parties should friendly negotiate to resolve disputes related to the efficiency, performance, breach and cancellation of this contract.

2	If failing to negotiate, any party could apply for arbitration or lawsuit to People’s Court.

Article 7 Condition and date for the efficiency of the contract

The contract shall enter into force after signed by both parties.

Article 8 The original contract is in quadruplicate with the same legal force. Party A and Party B have one copy respectively. One copy is reported to administration authority for industry and commerce and the rest is kept by [COMPANY].

Party A:      (Signature)

Party B: Guangzhou Kelida Intelligence Control System Co., Ltd (Seal)

Legal representative:    /s/ Hongbing Wan

[INFORMATION FOR PURPOSES OF FILING WITH THE SECURITIES AND EXCHANGE COMMISSION]

SCHEDULE A

PERSONS WHO ENTERED INTO THE SHARE TRANSFER CONTRACT

Company	Party A and Share Ownership Transferred	Consideration
Zhaoqing Hua Su Plastic Trading Company (“Hua Su”)	Luo Jianhua - 75%	RMB	750,000
Zhaoqing Hua Su Plastic Trading Company (“Hua Su”)	He Jixiong - 25%	RMB	250,000
Zhaoqing Chuang Yi Resources Recycle Co., Ltd. (“Chuang Yi”)	Peng Zhizhong – 50%	RMB	500,000
Zhaoqing Chuang Yi Resources Recycle Co., Ltd. (“Chuang Yi”)	He Jixiong – 50%	RMB	500,000
Zhaoqing Xin Ye Plastic Co., Ltd. (“Xin Ye”)	Luo Zeming – 50%	RMB	500,000
Zhaoqing Xin Ye Plastic Co., Ltd. (“Xin Ye”)	Lu Jianzhong – 50%	RMB	500,000
Zhaoqing Li Jun Craftwork Co., Ltd. (“Li Jun”)	Chen Wenqing – 60%	RMB	600,000
Zhaoqing Li Jun Craftwork Co., Ltd. (“Li Jun”)	Qiu Yuji – 40%	RMB	400,000